UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2021

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1040 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UTHR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 25, 2021, at the 2021 Annual Meeting of Shareholders of United Therapeutics Corporation (the “Company”), the Company’s shareholders approved an amendment and restatement (the “2021 Restatement”) of the United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan (the “Plan”). The 2021 Restatement had previously been approved by the Company’s Board of Directors (the “Board”) upon the recommendation of its Compensation Committee. The effective date of the 2021 Restatement is June 25, 2021.

The Plan is administered by the Compensation Committee of the Board, which is comprised of independent directors. The purpose of the Plan is to stimulate the efforts of non-employee directors, officers, employees and other service providers, in each case who are selected to be participants in the Plan, by heightening the desire of such persons to continue working toward and contributing to the success and progress of the Company. The Plan allows grants of stock options, stock appreciation rights, restricted stock, restricted stock units and stock awards, any of which may be performance-based, and for incentive bonuses.

The 2021 Restatement makes the following changes to the Plan:

•	increases the maximum number of shares of the Company’s common stock that may be issued under the Plan by 1,000,000 shares;

•	expressly prohibits the payment of dividends on unvested awards for all equity award types; and

•	extends the expiration date of the Plan to April 29, 2031.

Additional details regarding the Plan are included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”) under the heading Proposal No. 3 — Approval of The Amendment and Restatement of The United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan. The foregoing summary is qualified in its entirety by the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 25, 2021, the Company held its 2021 Annual Meeting of Shareholders. The Company’s shareholders considered four matters, each of which is described in more detail in the Proxy Statement. The final voting results for the meeting are as follows:

1.	Election of directors, each to serve a term of one year:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Katherine Klein	38,383,967	306,186	22,969	1,780,253
Ray Kurzweil	36,424,919	2,267,700	20,503	1,780,253
Linda Maxwell	38,527,884	167,378	17,860	1,780,253
Martine Rothblatt	37,179,662	1,459,236	74,224	1,780,253
Louis Sullivan	34,528,938	4,162,638	21,546	1,780,253

2.	An advisory resolution to approve executive compensation:

Votes for:	36,693,952
Votes against:	1,795,553
Abstentions:	223,617
Broker non-votes:	1,780,253

3.	Approval of the amendment and restatement of the United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan:

Votes for:	32,103,786
Votes against:	6,398,560
Abstentions:	210,776
Broker non-votes:	1,780,253

4.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021:

Votes for:	40,040,599
Votes against:	431,163
Abstentions:	21,613
Broker non-votes:	—

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: June 25, 2021	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

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